UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2016 (December 2, 2016)

AT HOME GROUP INC.

(Exact name of registrant as specified in charter)

Delaware	001-37849	45-3229563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 East Plano Parkway Plano, Texas	75074
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 265-6227

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 5.02(c): Appointment of Peter S.G. Corsa as Chief Operating Officer

On December 2, 2016, At Home Group Inc. (the “Company”) announced that Peter S.G. Corsa, age 48, will be promoted to serve as the Company’s Chief Operating Officer, effective December 2, 2016.

Mr. Corsa has served as the Company’s Chief Stores Officer since March 2013. Prior to joining the Company, Mr. Corsa served as Vice President of KSL Resorts from February 2011 to March 2013, which operates luxury resorts throughout the United States. Before this, he served as Executive Vice President of Retail for Stuart Weitzman from January 2006 to February 2011. In addition, he served as Senior Director of Store Operations for Gap from 2004 to 2006, Senior Director of Loss Prevention for Old Navy from 2002 to 2003, and Director of Store Operations for Old Navy from 1999 to 2002. Mr. Corsa received his Master of Business Administration from St. Mary’s College of California and his Bachelor’s degree in Political Science from the University of California, Santa Barbara.

Mr. Corsa does not have any family relationships with any executive officer or director of the Company.

Mr. Corsa is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.02(c): Appointment of Becky K. Haislip as Chief Accounting Officer

On December 2, 2016, the Company announced that Becky K. Haislip, age 53, will be promoted to serve as the Company’s Chief Accounting Officer, effective December 2, 2016.

Ms. Haislip has served as the Company’s Vice President, Controller since October 2013.  Prior to joining the Company, she was employed by Rent-A-Center, Inc. since 2004, most recently serving as Vice President, Internal Audit.  Prior to that role, Ms. Haislip held a variety of financial roles with increasing responsibility at Rent-A-Center, including Corporate Controller, Assistant Controller and Director of Financial Reporting.  Before her time with Rent-A-Center, Ms. Haislip was a Senior Internal Auditor with Grant Thornton.  She received her Bachelor’s degree in Accounting from the University of Texas at Arlington and is a Certified Public Accountant.

Ms. Haislip does not have any family relationships with any executive officer or director of the Company.

Ms. Haislip is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company and Ms. Haislip will enter into the Company’s standard form of indemnification agreement for directors and officers, a copy of which was previously filed as Exhibit 10.16 to Amendment No. 6 to the Registration Statement on Form S-1 (File No. 333-206772) and is incorporated herein by reference.

Item 5.02(d): Appointment of Elisabeth B. Charles as Board Member

On December 2, 2016, the Board of Directors (the “Board”) of the Company increased the size of the Board by one director (to a total size of nine directors) and filled the vacancy created by such increase by appointing Ms. Elisabeth B. Charles, age 52, as a Class I director, effective December 2, 2016. Ms. Charles was appointed to serve as an independent member of the Board. Ms. Charles will hold office until the date of the Company’s 2017 Annual Meeting of Stockholders and until her successor shall be elected and qualified or until her earlier death, resignation, retirement, disqualification or removal. Ms. Charles will serve on the Compensation Committee.

Ms. Charles is Senior Vice President and General Manager of Old Navy Outlet, a role she assumed in November 2016.  Since joining Old Navy, she also served as Interim Chief Marketing Officer from May to October 2016. Prior to joining Old Navy, Ms. Charles was Senior Vice President/Chief Marketing Officer, Marketing and Customer Engagement of Athleta from March 2015 through May 2016.  From February 2009 through August 2014, Ms. Charles was Senior Vice President, Chief Marketing Officer and Executive Committee Member of Petco Animal Supplies, Inc.  Prior to that, she served as Executive Vice President of Marketing of Victoria Secret Stores from February 2005 through October 2008 and served as its Vice President of Marketing from July 2004 through January

2005.  Prior to 2005, Ms. Charles held a variety of marketing positions with Herbalife International of America, Inc., Ideaforest.com and Tricon Restaurants International. Ms. Charles is currently a member of the advisory board of Origami Logic, which she joined in 2015. Ms. Charles received her Masters in Business Administration from the Harvard Graduate School of Business Administration and her Bachelor of Arts in International Political Economy from the University of California at Berkeley. Ms. Charles was selected to our board of directors because she brings particular knowledge and experience in operating and leading retail companies.

Ms. Charles was not appointed to the Board pursuant to any arrangement or understanding with any other person.  Ms. Charles has no family relationships with any director or executive officer of the Company and there are no transactions in which Ms. Charles has an interest requiring disclosure under Item 404(a) of Regulation S-K.  The Board has determined that Ms. Charles satisfies the definition of “independent director” under the rules and regulations of the New York Stock Exchange.

In consideration for her services as an independent director, Ms. Charles will be provided with an annual cash retainer of $50,000, which retainer will be prorated for the Company’s current fiscal year resulting in a retainer of $12,500 for the Company’s current fiscal year. In connection with her appointment to the Board on December 2, 2016, Ms. Charles was granted nonqualified stock options to purchase 3,488 shares of the Company’s common stock, pursuant to the terms and conditions of the At Home Group Inc. Equity Incentive Plan and a notice of grant and stock option award agreement substantially in the form attached as Exhibit 10.1 to this Current Report and incorporated herein by reference (the “Director Option Agreement”). The nonqualified stock options will fully vest upon the first anniversary of the date of grant, subject to Ms. Charles’ continued service with the Company through such date.

The Company and Ms. Charles will enter into the Company’s standard form of indemnification agreement for directors and officers, a copy of which was previously filed as Exhibit 10.16 to Amendment No. 6 to the Registration Statement on Form S-1 (File No. 333-206772) and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On December 2, 2016, the Company issued a press release announcing the appointments of Mr. Corsa, Ms. Haislip and Ms. Charles. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

This report includes forward-looking statements. You can generally identify forward-looking statements by our use of forward-looking terminology such as “will,” “should” or “opportunity” or other variations thereon or comparable terminology. In particular, statements about store growth contained or incorporated by reference in this report are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

The Company has based these forward-looking statements on current expectations and assumptions. While we believe these expectations and assumptions are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the control of the parties involved.  These and other important factors, including those discussed in filings made with the SEC, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements contained or incorporated by reference in this report are not guarantees of future performance and actual results may differ materially from the forward-looking statements contained or incorporated by reference herein.

Item 9.01 — Financial Statements and Exhibits

(d)	Exhibits:

Exhibit Number	Description

10.1	At Home Group Inc. Form of Nonqualified Stock Option Award Agreement (Director).

99.1	Press Release dated December 2, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT HOME GROUP INC.

Date: December 5, 2016	By:	/s/ JUDD T. NYSTROM
		Name:	Judd T. Nystrom
		Title:	Chief Financial Officer

Item 9.01 — Financial Statements and Exhibits

(d)	Exhibits:

Exhibit Number	Description

10.1	At Home Group Inc. Form of Nonqualified Stock Option Award Agreement (Director).

99.1	Press Release dated December 2, 2016.